Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1996-1
P & S Agreement Date:              May 1, 1996
Original Settlement Date:           May 23, 1996
Series Number of Class A-1 Certificates:     441919AJ6
Series Number of Class A-2 Certificates:     N/A
Original Sale Balance:             $819,278,000



Servicer Certificate (Page 1 of 3)
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
Distribution Date:                                                   07/22/96

Investor Certificateholder Floating Allocation Percentage             97.50%
Investor Certificateholder Fixed Allocation Percentage                97.50%

Aggregate Amount of  Collections                               27,259,742.58
     Aggregate Amount of  Interest Collections                  9,275,456.25
     Aggregate Amount of  Principal Collections                17,984,286.33

Class A Interest Collections                                    9,043,569.84
Class A Principal Collections                                  15,734,579.51
Seller Interest Collections                                       231,886.41
Seller Principal Collections                                    2,249,706.82

Weighted Average Loan Rate                                            13.55%
Net Loan Rate                                                         12.55%
Weighted Average Maximum Loan Rate                                    18.61%

Class A-1 Certificate Rate                                         5.6492%
Maximum Investor Certificate Rate                                 12.5500%
Class A-1 Certificate Interest Distributed                     4,093,294.21
Class A-1 Investor Certificate Interest Shortfall before Draw          0.00
Unpaid Class A-1 Certificate Interest Shortfall Received               0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining              0.00
Unpaid Class A-1 Carryover Interest Amount                             0.00









Maximum Principal Dist. Amount (MPDA)                           17,534,679.17
Alternative Principal Dist. Amount (APDA)                       15,734,579.51
Rapid Amortization Period? (Y=1, N=0)                                    0.00
Scheduled Principal  Distribution Amount (SPDA)                 15,734,579.51

Principal  allocable to Class A-1                                        0.00

SPDA deposited to Funding Account                               15,734,579.51
Subsequent Funding Mortgage Loans Purchased in Period                    0.00
Cumulative Subsequent Funding Mortgage Loans Purchased                   0.00


Accelerated Principal Distribution Amount                           75,500.42

APDA allocable to Class A-1                                         75,500.42


Reimbursement to Credit Enhancer                                         0.00

Spread Trigger hit?                                                      No

Reduction in Certificate Principal Balance
   due to Current Class A-1 Liquidation Loss Amount                 19,201.51


Cumulative Investor Liquidation Loss Amount                         19,201.51

Total Principal allocable to A-1                                    94,701.93


Beginning Class A-1 Certificate Principal Balance              815,148,991.98

Ending Class A-1 Certificate Principal Balance                 815,054,290.05




Pool Factor (PF)                                                    0.9948446

Servicer Certificate (Page 2 of  3)

Distribution Date:                                                   07/22/96

Retransfer Deposit Amount (non 2.07 transfers)                           0.00
Servicing Fees Distributed                                         671,658.79
Beg. Accrued and Unpaid Inv. Servicing Fees                              0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                            0.00
End. Accrued and Unpaid Inv. Servicing Fees                              0.00

Number of Mortgage Loans Retransferred pursuant to 2.07                  0
Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07       0
Mortgage Loans Retransferred pursuant to 2.07 ($)                        0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)             0.00

Aggregate Investor Liquidation Loss Amount                          19,201.51
Investor Loss Reduction Amount                                           0.00

Beginning Pool Balance                                         826,997,939.55
Ending Pool Balance                                            811,242,094.53
Beginning Invested Amount                                      819,274,918.56
Ending Invested Amount                                         819,255,717.05
Beginning Seller Principal Balance                              21,007,394.90
Ending Seller Principal Balance                                 21,005,330.90
Additional Balances                                              2,249,706.82

Beginning Funding Account Balance                               13,284,373.91
Ending Funding Account Balance                                  29,018,953.42

Ending Funding Account Balance % (before any purchase of
 Subs
          Subsequent Loans or release to Certs.)                        3.45%
Ending Funding Account Balance % (after purchase of
     Subsequent Loans or release to Certs.)                             3.45%
Principal Balance of Subsequent Funding Loans Purchased in Period      $0.00
Principal Collections to purchase Additional Balances
       and/or paid to Cert.                                            $0.00

Excess Funding Amount









Beginning Spread Account Balance                                     0.00
Ending Spread Account Balance                                2,100,714.00

Beginning Seller Interest                                           2.54%
Ending Seller's Interest                                            2.59%

Delinquency & REO Status
   Delinquent 30-59 days
     No. of Accounts
     Trust Balance                                                  1,060
   Delinquent 60-89 days                                       38,857,483.68
     No. of Accounts                                                  192
     Trust Balance                                              7,332,586.96
   Delinquent 90+ days
   No. of Accounts                                                     92
     Trust Balance                                              3,089,697.27
   REO
     No. of Accounts                                                    0
     Trust Balance                                                      0.00

Rapid Amortization Event ?                                            No
   Failure to make payment within 5 Business Days of Required Date ? No Failure to perform covenant relating to Trust's Security Interest ? No Failure to perform other covenants as described in the Agreement ? No
   Breach of Representation or Warranty ?                              No
   Bankruptcy, Insolvency or Receivership relating to Seller ?         No
   Subject to Investment Company Act of 1940 Regulation ?              No
   Servicing Termination ?                                             No
   Aggregate of Credit Enhancement Draw Amounts exceed
                 1% of the Cut-off Balance and Pre-Funded Amount       No

Servicer Certificate (Page 3 of  3)

Distribution Date:                                                   07/22/96

Event of Default ?                                                     No
   Failure by Servicer to make payment within
        5 Bus. Days of Required Date ?                                 No
   Failure by Servicer to perform covenant
     relating to Trust's Security Interest ?                           No
   Failure by Servicer to perform other
     covenants as described in the Agreement?                          No
   Bankruptcy, Insolvency or Receivership
     relating to Master Servicer ?                                     No
   Trigger Event ?                                                     No

Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)     N/A
Premium Distributed to Credit Enhancer                                 0.00
Amount Distributed to Seller                                   2,481,593.23
Master Servicer Credit Facility Amount                                 0.00
Guaranteed Principal Distribution Amount                               0.00
Credit Enhancement Draw Amount                                         0.00
Spread Account Draw Amount                                             0.00
Capitalized Interest Account Draw                                      0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))                    0.00
Amount paid to Trustee                                                 0.00
Cumulative Draw under Policy                                           0.00
Net Yield                                                              6.24%


Total  Available Funds
     Aggregate Amount of Collections                           27,259,742.58
     Deposit for principal not used to purchase subsequent loans        0.00
     Interest Earnings on the Pre-Funding Account                       0.00
     Deposit from Capitalized Interest Account                          0.00
     Total                                                     27,259,742.58


Application of Available Funds
     Servicing Fee                                               671,658.79
     Prinicpal and Interest to Class A-1                       4,187,996.14

     Seller's portion of Principal and Interest                2,481,593.23
     Funds deposited into Funding Account (Net)               15,734,579.51
     Funds deposited into Spread  Account                      2,100,714.00
     Excess funds released to Seller                           2,083,200.91
     Total                                                    27,259,742.58


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

Attached as Exhibit A hereto is a list of all Mortgage Loans with respect to which the Trust Balances have been paid in full and all amounts received in connections with the payment of such Trust Balances which are required to be deposited in the Certificate Account or credited to the Mortgage Loan Payment Record pursuant to Section 3.02 of the Agreement have been so deposited.




A Servicing Officer

Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                                 07/22/96

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation Percentage             97.5000%
Class A Certificateholder Fixed Allocation Percentage                97.5000%

Beginning Class A-1 Certificate Balance                        815,148,991.98


Class A-1 Certificate Rate                                          5.649220%

Class A-1 Certificate Interest Distributed                          4.996221

Class A-1 Certificate Interest Shortfall Distributed                0.000000

Remaining Unpaid Class A-1 Certificate Interest Shortfall           0.000000


Rapid Amortization Event ?                                           No
Class A-1 Certificate Principal Distributed                         0.115592

   Maximum Principal Distribution Amount                           21.402600
   Scheduled Principal  Distribution Amount (SPDA)                 19.205422
   Accelerated Principal Distribution Amount                        0.092155
   Aggregate Investor Liquidation Loss Amount Distributed           0.023437

Total Amount Distributed to Certificateholders                      5.088376

Principal Collections deposited into Funding Account           15,734,579.51
Ending Funding Account Balance                                 29,018,953.42

Ending Class A-1 Certificate Balance                          815,054,290.05


Class A-1 Factor                                                  0.9948446

Pool Factor (PF)                                                  0.9948446

Unreimbursed Liquidation Loss Amount                                $0
Accrued Interest on Unreimbursed Liquidation Loss Amount            $0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount   $0

Class A Servicing Fee                                             671,658.79

Beginning Invested Amount                                     819,274,918.56
Ending Invested Amount                                        819,255,717.05
Beginning Pool Balance                                        826,997,939.55
Ending Pool Balance                                           811,242,094.53

Spread Account Draw Amount                                              0.00
Credit Enhancement Draw Amount                                          0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                                 07/22/96

DELINQUENCY & REO STATUS

   Delinquent 30-59 days
     No. of Accounts                                                 1,060
     Trust Balance                                           38,857,483.68

   Delinquent 60-89 days
     No. of Accounts                                                   192
     Trust Balance                                            7,332,586.96

   Delinquent 90+ days
     No. of Accounts                                                   92
     Trust Balance                                           3,089,697.27

   REO
     No. of Accounts                                                    0
     Trust Balance                                                   0.00

Aggregate Liquidation Loss Amount for Liquidated Loans          19,693.86

Class A-1 Certificate Rate for Next Distribution Date         To be updated


Amount of any Draws on the Policy                                 0.00

Subsequent Mortgage Loans
     No. of Accounts                                              0.00
     Trust Balance                                                0.00
     Cumulative No. of Accounts                                   0.00
     Cumulative Trust Balance                                     0.00

Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred pursuant to 2.07          0
    Cumulative Number of Mortgage Loans Retransferred
       pursuant to 2.07                                              0
    Mortgage Loans Retransferred pursuant to 2.07 ($)             0.00
    Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)  0.00


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